UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15 (d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2016

ACE Limited

(Exact name of registrant as specified in its charter)

Switzerland	1-11778	98-0091805
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Bärengasse 32

CH-8001 Zurich, Switzerland

(Address of principal executive offices)

Registrant’s telephone number, including area code: +41 (0) 43 456 76 00

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.	Financial Statements and Exhibits.

The following exhibit is filed herewith and hereby incorporated by reference herein in connection with the issuance of common shares of ACE Limited (the “Company”) pursuant to the Company’s registration statement on Form S-4 (File No. 333-206056) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”) on August 3, 2015, amended as of September 1, 2015 and declared effective on September 9, 2015:

5.1        Opinion of Bär & Karrer AG.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACE Limited
(Registrant)

	By:	/s/ Philip V. Bancroft
Philip V. Bancroft
Executive Vice President and Chief Financial Officer

Date: January 14, 2016

EXHIBIT INDEX

Number	Description	Method of Filing

5.1	Opinion of Bär & Karrer AG	Filed herewith

23.1	Consent of Bär & Karrer AG	Included in Exhibit 5.1